UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):August 6, 2004

NIC INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	000-26621 (Commission File Number)	52-2077581 (I.R.S. Employer Identification No.)

10540 South Ridgeview Road
Olathe, Kansas 66061
(Address of principal executive offices, including zip code)

(877) 234-3468
(Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 6, 2004, NIC Inc. issued a press release announcing the election of Art N. Burtcher to its Board of Directors.  A copy of the press release is furnished to the United States Securities and Exchange Commission (the “Commission”) with this report on Form 8-K as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99 - Press release issued by NIC Inc. dated August 6, 2004, announcing the election of Art N. Burtcher to its Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2004	NIC Inc. /s/ Stephen M. Kovzan Stephen M. Kovzan Vice President, Financial Operations Chief Accounting Officer

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